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                                                                    EXHIBIT 10.6



                                 May 14, 1998



Board of Directors
New Plan Realty Trust
1120 Avenue of the Americas
New York, NY 10036

Attention: Chief Executive Officer

Gentlemen:

     As an inducement to New Plan Realty Trust, a Massachusetts business trust ("New Plan"), to enter into the Agreement and Plan of Merger (the "Merger Agreement") dated May 14, 1998 among New Plan, Excel Realty Trust, Inc., a Maryland corporation (the "Company"), and ERT Merger Sub, Inc., a Maryland corporation, and consummate the transactions contemplated thereby, I hereby agree as follows:

     During the period from and after the Effective Time (as defined in the Merger Agreement) and continuing until (x) I either do not Beneficially Own (as defined herein) any Voting Securities (as defined herein) or (y) my employment with the Company terminates as a result of a termination by the Company without Cause (as defined in the Employment Agreement to be effective as of the Effective Time between the Company and me) or (z) my termination for Good Reason (as defined in my Employment Agreement), I:

     (a) will not, without the prior approval of the Company's Board of
Directors:

         (i)   submit any proposal for the vote of stockholders of the Company;

         (ii)  become a member of a "group" within the meaning of
   Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to any Voting Securities;

         (iii) induce or attempt to induce or give encouragement to any other person to initiate any
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   proposal or tender or exchange offer for Voting Securities or a change of control of the Company, or make or in any way participate in any solicitation of proxies with respect to Voting Securities;

         (iv) publicly propose or make any public statement with respect to the foregoing;

     (b) will, as a stockholder, be present in person or be represented by proxy at all shareholder meetings of the Company so that all Voting Securities of which I am the Beneficial Owner may be counted for the purpose of determining the presence of a quorum at such meetings;

     (c) will, as a stockholder, vote or cause to be voted all Voting Securities of which I am the Beneficial Owner (i) for the Board of Directors' nominees for election to the Board of Directors of the Company and (ii) in accordance with the recommendation of the Board of Directors on all other matters submitted to a vote of stockholders of the Company; and will not take any position contrary to the position of the Board of Directors of the Company on any matter.

     I acknowledge that you would not have an adequate remedy at law. For any breach by me of this letter and agree that in addition to any other you may have, the Company shall be entitled to seek injunctive relief.

     As used herein: I will be deemed to "Beneficially Own" or be the "Beneficial Owner" of any Voting Securities (i) in accordance with the term "beneficial ownership" as defined in Rule 13d-3 under the Exchange Act as in effect on the date hereof and (ii) which I have the right to acquire or vote pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants, options or otherwise; and "Voting Securities" means any shares of capital stock of the Company entitled to vote for the election of directors of the Company, and any securities or rights convertible into or which represent the right to acquire such shares and includes, without limitation, shares of common stock, par value $.01 per share of the Company, in any case now or hereinafter outstanding.

     It is a condition precedent to the effectiveness of this letter that the Effective Time shall have occurred.


                                                   Very truly yours,


                                                   /s/ Gary B. Sabin
                                                   --------------------
                                                   Gary B. Sabin